UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
February 28, 2025
(Date of Report)
(Date of earliest event reported)
JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)
New York
(State or other jurisdiction of incorporation)

001-11507	13-5593032

(Commission File Number)	(IRS Employer Identification No.)
111 River Street, Hoboken New Jersey	07030

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(201) 748-6000

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $1.00 per share	WLY	New York Stock Exchange
Class B Common Stock, par value $1.00 per share	WLYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

John Wiley & Sons, Inc. (the “Company”) issued a press release today, March 5, 2025, announcing that the Board of Directors (the “Board”) has elected Dr. Karen N. Madden, to join the Board effective February 28, 2025. The Board has determined that Dr. Madden is “independent” pursuant to the rules of the New York Stock Exchange ("NYSE") and other governing laws and applicable regulations. Further, the Board has appointed Dr. Madden to the Audit Committee of the Board.

As a non-employee director of the Company, Dr. Madden is eligible to participate in the Company’s non-employee director compensation program, pursuant to which she will receive an (i) annual cash retainer of $85,000, and (ii) annual award of restricted Class A Common Stock equal to $130,000, with the amount of shares granted based on the stock price of the Company’s Class A Common Stock at the close of the NYSE on the date of grant. Pursuant to the Company’s 2022 Omnibus Stock and Long-Term Incentive Plan (the “Plan”), such restricted shares granted vest on the earliest of (i) the day before the next Annual Meeting following the grant, (ii) the non-employee director’s death or disability, or (iii) a Change in Control. Dr. Madden is eligible to participate and may defer all or a portion of her annual cash retainer fees and annual stock award. Dr. Madden is also eligible to participate in the Company’s Matching Gift Program.

There were no arrangements or understandings between Dr. Madden and any other persons pursuant to which Dr. Madden was selected as a director. Dr. Madden does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description
99.1 - Press release dated March 5, 2025, announcing appointment to the Board of Directors.

104 - Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN WILEY & SONS, INC.
(Registrant)

By	/s/ Matthew S. Kissner
Matthew S. Kissner
President and Chief Executive Officer

By	/s/ Christopher F. Caridi
Christopher F. Caridi
Senior Vice President, Global Corporate Controller and Chief Accounting Officer and Interim Chief Financial Officer

Dated: March 5, 2025